Exhibit 10(b)
AMENDMENT NUMBER TWO
TO THE
HARRIS CORPORATION RETIREMENT PLAN
     WHEREAS, Harris Corporation, a Delaware corporation (the “Corporation”), heretofore has adopted and maintains the Harris Corporation Retirement Plan, as amended and restated effective October 1, 2005 (the “Plan”);
     WHEREAS, pursuant to Section 17.1 of the Plan, the Management Development and Compensation Committee of the Corporation’s Board of Directors (the “Compensation Committee”) has the authority to amend the Plan;
     WHEREAS, pursuant to Section 13.3 of the Plan, the Compensation Committee has delegated to the Employee Benefits Committee of the Corporation (the “Employee Benefits Committee”) the authority to adopt non-material amendments to the Plan;
     WHEREAS, the Corporation’s Board of Directors further has delegated to the Employee Benefits Committee the authority to amend the Plan in the manner that the Employee Benefits Committee shall deem necessary, advisable or appropriate in connection with the transactions contemplated by a Formation, Contribution and Merger Agreement between the Corporation and Stratex Networks, Inc. dated September 5, 2006 (as such agreement may be amended from time to time) (the “Formation Agreement”); and
     WHEREAS, the Employee Benefits Committee desires to amend the Plan (i) to allow for designated Roth contributions pursuant to section 402A of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) to permit all categories of eligible employees under the Plan to commence participation in the Plan on the date such an employee first performs an hour of service and (iii) to reflect the transfer of MCD Employees (as defined in the Formation Agreement) to Harris Stratex Networks, Inc.
     NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended, effective as of January 1, 2007 or as of such other date set forth herein, as follows:
     1. Article 2 hereby is amended to add the following new definition thereto:

Designated Roth Account. The account established pursuant to Section 8.1 to which any designated Roth contributions made for the benefit of a Participant pursuant to Section 4.1, and earnings and losses thereon, are credited.
     2. Section 3.1 hereby is amended in its entirety to read as follows:
Section 3.1 Eligibility for Participation. Each Eligible Employee who was a Participant immediately before the Effective Date shall continue to be a Participant as of the Effective Date. Each other Eligible Employee shall become a Participant on the day he or she first performs an Hour of Service.
     3. Section 3.2 hereby is amended to insert the words “, Designated Roth Contributions” immediately after the words “Pre-Tax Contributions” appearing in the section heading thereof.
     4. Section 3.2(a) hereby is amended (i) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof and (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second sentence thereof.
     5. Section 3.3 hereby is amended to insert the words “designated Roth contributions,” immediately after the words “pre-tax contributions,” appearing in the second sentence thereof.
     6. Article 4 hereby is amended to insert the words “DESIGNATED ROTH,” immediately after the word “PRE-TAX,” appearing in the article heading thereof.
     7. Section 4.1 hereby is amended to insert the words “and Designated Roth Contributions” immediately after the words “Pre-Tax Contributions” appearing in the section heading thereof.
     8. Section 4.1(a) hereby is amended (i) to insert the words “and a designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the first sentence thereof and (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the last sentence thereof.
     9. Section 4.1(b) hereby is amended (i) to insert the words “and Designated Roth Contributions” immediately after the words “Pre-Tax Contributions” appearing in the section heading thereof, (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof, (iii) to insert the words “or designated Roth contributions” immediately after the words “pre-tax contributions” each time they appear in the last sentence thereof.
     10. Section 4.1(c) hereby is amended (i) to insert the words “or designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear in the first sentence thereof.

     11. Section 4.1 hereby is amended to add the following new subsection (d) thereto:
(d) Designation of Contributions as Pre-Tax Contributions or Designated Roth Contributions. Effective for elections made by Participants on or after January 1, 2007 to commence, change, suspend or resume contributions made pursuant to this Section 4.1, such elections shall designate (i) the portion of such contributions that are to be designated Roth contributions includable in the Participant’s gross income when made pursuant to section 402A of the Code and (ii) the portion of such contributions that are to be pre-tax contributions excludable from the Participant’s gross income pursuant to section 402(g) of the Code. Such designations shall be irrevocable with respect to contributions made pursuant to such elections.
     12. Section 4.2(a) hereby is amended to insert the words “and designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the first sentence thereof.
     13. Section 4.2(b) hereby is amended to insert the words “or designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the first sentence thereof.
     14. Section 4.4 hereby is amended (i) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof and (ii) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second sentence thereof.
     15. Section 4.5 hereby is amended (i) to insert the words “designated Roth contributions,” immediately after the words “pre-tax contributions,” appearing in the first clause of the first sentence thereof, (ii) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second clause of the first sentence thereof, and (iii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear in the second sentence thereof.
     16. Section 5.1(a) hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the third sentence thereof.
     17. The second to last sentence of Section 5.2(a) hereby is amended in its entirety to read as follows:
Notwithstanding the foregoing, rollover contributions to the Plan may not include any portion of an eligible rollover distribution that consists of (i) after-tax employee contributions or (ii) designated Roth contributions described in section 402A of the Code or any related earnings with respect to such contributions.

     18. Section 6.1 hereby is amended to insert the words “and Designated Roth Contributions” immediately after the words “Pre-Tax Contributions” appearing in the section heading thereof.
     19. Section 6.1(a) hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof.
     20. Section 6.1(b) hereby is amended to insert the words “and Designated Roth Contributions” immediately after the words “Pre-Tax Contributions” appearing in the section heading thereof.
     21. Section 6.1(b)(1) hereby is amended (i) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear therein and (ii) to add the following sentence to the end thereof to read as follows:
The Participant for whom any contributions are recharacterized as after-tax contributions pursuant to this paragraph shall designate the extent to which such recharacterized contributions are pre-tax contributions or designated Roth contributions (but only up to the extent that such types of contributions were made by the Participant to the Plan for the Plan Year) and, in the event that any such designation is not made or is incomplete, the Participant’s pre-tax contributions shall be recharacterized up to the extent pre-tax contributions were made to the Plan for the Plan Year and, to the extent that the Participant’s excess deferrals exceed such pre-tax contributions, the Participant’s designated Roth contributions made to the Plan for the Plan Year shall be recharacterized.
     22. Section 6.1(b)(2) hereby is amended to add the following sentence to the end thereof to read as follows:
The Participant to whom any excess deferrals are distributed pursuant to this paragraph shall designate the extent to which such distributed excess deferrals are treated as pre-tax contributions or designated Roth contributions (but only up to the extent that such types of contributions were made by the Participant to the Plan for the Plan Year) and, in the event that any such designation is not made or is incomplete, such distributed excess deferrals shall be treated as pre-tax contributions up to the extent pre-tax contributions were made to the Plan for the Plan Year and, to the extent that such distributed excess deferrals exceed such pre-tax contributions, such excess deferrals shall be treated as distributions of designated Roth contributions made to the Plan for the Plan Year.
     23. Section 6.2(a) hereby is amended (i) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof and (ii) to insert the words “or designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear in the second sentence thereof.

     24. Section 6.2(c)(1) hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof.
     25. Section 6.2(c)(2) hereby is amended (i) to insert the words “or designated Roth contributions” immediately after the words “pre-tax contributions” in the first sentence thereof and (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second sentence thereof.
     26. Section 6.2(c)(3) hereby is amended (i) to insert the words “or designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof and (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second sentence thereof.
     27. Section 6.2(c)(5) hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first and second sentences thereof.
     28. Section 6.2(c)(6) hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first and second sentences thereof.
     29. Section 6.2(c)(8) hereby is amended to insert the words “designated Roth contributions,” immediately after the words “pre-tax contributions,” appearing in the first sentence thereof.
     30. Section 6.2(c)(9) hereby is amended to insert the words “or designated Roth contribution” immediately after the words “pre-tax contribution” appearing therein.
     31. Section 6.2(d)(1) hereby is amended (i) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear therein and (ii) to add the following new sentence to the end thereof to read as follows:
The Participant for whom any contributions are recharacterized as after-tax contributions pursuant to this paragraph shall designate the extent to which such recharacterized contributions are pre-tax contributions or designated Roth contributions (but only up to the extent that such types of contributions were made by the Participant to the Plan for the Plan Year) and, in the event that any such designation is not made or is incomplete, the Participant’s pre-tax contributions shall be recharacterized up to the extent pre-tax contributions were made to the Plan for the Plan Year and, to the extent that the Participant’s excess contributions exceed such pre-tax contributions, the Participant’s designated Roth contributions made to the Plan for the Plan Year shall be recharacterized.
     32. Effective as of July 1, 2005, the second paragraph of Section 6.3 hereby is amended in its entirety to read as follows:

     If the annual additions to a Participant’s Account exceed the limitations set forth above for any limitation year (i) as a result of a reasonable error in estimating a Participant’s annual compensation, (ii) as a result of a reasonable error in determining the amount of pre-tax contributions that may be made by a Participant under section 415 of the Code or (iii) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the amounts to be allocated to such Participant’s Account for such year shall be reduced to the extent of the excess in the following order:
     (1) After-tax contributions in excess of 6% of the Participant’s Compensation;
     (2) Pre-tax contributions in excess of 6% of the Participant’s Compensation;
     (3) Remaining after-tax contributions and any matching contributions attributable thereto on a pro-rata basis;
     (4) Remaining pre-tax contributions and any matching contributions attributable thereto on a pro rata basis; and
     (5) Profit sharing contributions.
Any after-tax contributions or pre-tax contributions so reduced, plus earnings thereon, shall be distributed to the Participant. Any matching contributions or profit sharing contributions so reduced, plus earnings thereon, shall be held in a segregated suspense account and shall be treated in the next limitation year as matching contributions or profit sharing contributions, as the case may be, thereby reducing amounts actually contributed by the Employers for such year. Upon termination of the Plan, any balance in such suspense account shall be returned to each Employer in the amount determined by the Administrative Committee, but only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code. For purposes of determining whether any matching contributions are attributable to any amounts distributed pursuant to this paragraph, matching contributions shall be deemed to relate first to pre-tax contributions up to 6% of the Participant’s Compensation and second to after-tax contributions up to 6% of the Participant’s Compensation.
     33. Effective as of January 1, 2007, the second paragraph of Section 6.3 hereby is amended in its entirety to read as follows:
     If the annual additions to a Participant’s Account exceed the limitations set forth above for any limitation year (i) as a result of a reasonable error in estimating a Participant’s annual compensation, (ii) as a result of a reasonable error in determining the amount of pre-tax contributions and designated Roth contributions that may be made by a Participant under section 415 of the Code or (iii) under other limited facts and circumstances as determined by the Commissioner of Internal Revenue, the amounts to be allocated to such Participant’s Account for such year shall be reduced to the extent of the excess in the following order:
     (1) After-tax contributions in excess of 6% of the Participant’s Compensation;
     (2) Pre-tax contributions in excess of 6% of the Participant’s Compensation;
     (3) Designated Roth contributions in excess of 6% of the Participant’s Compensation;
     (4) Remaining after-tax contributions and any matching contributions attributable thereto on a pro-rata basis;
     (5) Remaining pre-tax contributions and any matching contributions attributable thereto on a pro rata basis;
     (6) Remaining designated Roth contributions and any matching contributions attributable thereto on a pro rata basis; and
     (7) Profit sharing contributions.
Any after-tax contributions, pre-tax contributions or designated Roth contributions, plus earnings thereon, shall be distributed to the Participant. Any matching contributions or profit sharing contributions so reduced, plus earnings thereon, shall be held in a segregated suspense account and shall be treated in the next limitation year as matching contributions or profit sharing contributions, as the case may be, thereby reducing amounts actually contributed by the Employers for such year. Upon termination of the Plan, any balance in such suspense account shall be returned to each Employer in the amount determined by the Administrative Committee, but only if the allocation upon Plan termination of such amount to Participants would cause all Participants to receive annual additions in excess of the limitations of section 415 of the Code. For purposes of determining whether any matching contributions are attributable to any amounts distributed pursuant to this paragraph, matching contributions shall be deemed to relate first to designated Roth contributions up to 6% of the Participant’s Compensation, second to pre-tax contributions up to 6% of the Participant’s Compensation and third to after-tax contributions up to 6% of the Participant’s Compensation.

     34. The third paragraph of Section 6.3 hereby is amended to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” each place they appear in clause (a) thereof.
     35. The first paragraph of Section 8.1 hereby is amended to add the following new subsection (b) thereto, and by renumbering all subsequent subsections thereof:
(b) if designated Roth contributions have been made for the benefit of a participant pursuant to Section 4.1 on or after January 1, 2007, a Designated Roth Account to which shall be credited such amounts and subsequent earnings and losses thereon;
     36. Section 8.2(c)(1) hereby is amended (i) to insert the words “designated Roth contributions,” immediately after the words “pre-tax contributions,” appearing in the first sentence thereof, (ii) to insert the words “, designated Roth contribution” immediately after the words “pre-tax contribution” each place they appear in the second sentence thereof, (iii) to insert the words “, designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the first clause of the third sentence thereof, (iv) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second clause of the third sentence thereof, (v) to insert the words “, designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the second clause of the third sentence thereof, (vi) to insert the words “, designated Roth contribution” immediately after the words “pre-tax contribution” appearing in the fourth sentence thereof and (vii) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the last sentence thereof.
     37. Section 8.5 hereby is amended (i) to insert the words “designated Roth contribution,” immediately after the words “pre-tax contribution,” appearing in the first sentence thereof, (ii) to insert the words “Designated Roth Account,” immediately after the words “Pre-Tax Account,” appearing in the first sentence thereof and (iii) to add the following new paragraph to the end thereof to read as follows:
Notwithstanding any provision of this Article 8, any Designated Roth Account shall be maintained in a manner that satisfies the separate accounting requirement, and any Regulations or other requirements promulgated, under section 402A of the Code. Accordingly, gains, losses and other credits and charges shall be separately allocated on a reasonable basis to such account and other accounts under the Plan, the Plan shall keep a record of each Participant’s designated Roth contributions that have not been withdrawn, and contributions and withdrawals of designated Roth contributions, and related earnings, shall be accounted for with respect to Designated Roth Accounts. Forfeitures shall not be allocated to any Designated Roth Account. These separate accounting requirements apply with respect to a Participant from the time the Participant makes his or her first designated Roth contribution until the time the Participant’s Designated Roth Account is distributed.

     38. Section 9.1(b) hereby is amended to replace the phrase “(i) pre-tax contributions and (ii) vested Profit Sharing Account” appearing in the first sentence thereof with the phrase “(i) pre-tax contributions, (ii) designated Roth contributions and (iii) vested Profit Sharing Account”.
     39. Section 9.1(b)(6) hereby is amended in its entirety to read as follows:
(6) Amounts distributed to a Participant pursuant to this Section 9.1(b) shall be withdrawn first from the Participant’s pre-tax contributions, second from the vested portion of the Participant’s Profit Sharing Account and third from the Participant’s designated Roth contributions and shall not be taken from the next source until the previous source has been depleted.
     40. Section 9.1(b)(7) hereby is amended (i) to insert the words “, designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the first sentence thereof and (ii) to insert the words “and designated Roth contributions” immediately after the words “pre-tax contributions” appearing in the second sentence thereof.
     41. Section 9.2(b) hereby is amended to insert the words “Designated Roth Account,” immediately after the words “Pre-Tax Account,” appearing in the first sentence thereof.
     42. Section 9.4 hereby is amended to insert the following clause immediately after the words “Administrative Committee” appearing at the end thereof:
provided, however, that any such distribution that is from the Participant’s Designated Roth Account will only be made to a Roth individual retirement account described in section 408A of the Code, and only to the extent the rollover is permitted by the rules of section 402(c) of the Code
     43. The last sentence of Section 9.6 hereby is amended in its entirety to read as follows:
Notwithstanding the foregoing, any portion of an eligible rollover distribution that consists of (i) after-tax contributions which are not includible in gross income may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to account separately for amounts so transferred and (ii) all or a portion of a Participant’s Designated Roth Account may be transferred only to another designated Roth contributions account under an applicable retirement plan described in section 402A(e)(1) of the Code or to a Roth individual retirement account described in section 408A of the Code, and only to the extent the rollover is permitted by the rules of section 402(c) of the Code.

     44. Section 10.1 hereby is amended to insert the words “Designated Roth Account,” immediately after the words “Pre-Tax Account,” appearing in the first sentence thereof.
     45. Section 10.1(c) hereby is amended to insert the words “Designated Roth Account,” immediately after the words “Pre-Tax Account,” appearing therein.
     46. Section 11.5(a) hereby is amended (i) to insert the words “, Designated Roth” immediately after the words “Pre-Tax” appearing in the section heading thereof, (ii) to insert the words “, designated Roth” immediately after the words “pre-tax” appearing in the first sentence thereof and (iii) to insert the words “, designated Roth” immediately after the words “pre-tax” appearing in clause (2) thereof.
     47. Section 11.5(b) hereby is amended to insert the words “, designated Roth” immediately after the words “pre-tax” appearing in the first sentence thereof.
     48. Effective as of the Effective Time (as defined in the Formation Agreement), the Plan hereby is amended to add the attached Schedule B at the end thereof.
     APPROVED by the HARRIS CORPORATION EMPLOYEE BENEFITS COMMITTEE on this 20th day of December, 2006.

/s/ John D. Gronda
Secretary

Schedule B
Transfer of MCD Employees to Harris Stratex Networks, Inc.
1.	In General. Pursuant to transactions contemplated by a Formation, Contribution and Merger Agreement between the Company and Stratex Networks, Inc. dated September 5, 2006 (as such agreement may be amended from time to time) (the “Formation Agreement”), MCD Employees (as defined in the Formation Agreement) will cease to be employed by the Company generally effective as of the Effective Time (as defined in the Formation Agreement).
2.	Vesting. Effective as of the Effective Time, the Account of any MCD Employee who is employed by the Company immediately prior to the Effective Time (a “Transferring Employee”) shall be 100% vested and nonforfeitable.
3.	Profit Sharing Contribution. Effective as of the Effective Time, any Transferring Employee who would not be an Eligible Profit Sharing Participant for the Plan Year commencing on July 1, 2006 solely due to his or her failure to be actively employed as an Eligible Employee as of June 30, 2007 shall be treated as an Eligible Profit Sharing Participant for purposes of any profit sharing contribution allocation made pursuant to Section 4.3 of the Plan for such Plan Year, provided that such Transferring Employee (a) is actively employed by Harris Stratex Networks, Inc. or an affiliate thereof (“Harris Stratex”) as of June 30, 2007 or (b) ceases to be actively employed by Harris Stratex prior to June 30, 2007 as a result of leave of absence, Qualified Military Service, retirement on or after attainment of age 55, death, Disability or reduction in force.